                                                                Exhibit 10.3

                                                            EXHIBIT B TO THE
                                               SECURITIES PURCHASE AGREEMENT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS WARRANT OR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT.


                              SERIES D WARRANT

                          TO PURCHASE COMMON STOCK

                                     OF

                       APPLIED DIGITAL SOLUTIONS, INC.

ISSUE DATE: OCTOBER 21, 2004                                  WARRANT NO. D-1


         THIS CERTIFIES that SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC, a Delaware limited liability company or any subsequent holder hereof (the "Holder"), has the right to purchase from APPLIED DIGITAL SOLUTIONS, INC., a
 ------
Missouri corporation (the "Company"), up to 666,667 fully paid and
                           -------
nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a
            ------------
price per share equal to the Exercise Price (as defined below), at any time and from time to time beginning on the one-year anniversary of the date on which this Warrant is issued (the date on which this Warrant is issued being referred to herein as the "Issue Date") and ending at 5:00 p.m., eastern
                           ----------
time, on the sixth (6th) anniversary of the Issue Date (the "Expiration
                                                             ----------
Date"). This Warrant is issued pursuant to a Securities Purchase Agreement,
----
dated as of October 21, 2004 (the "Securities Purchase Agreement").
                                   -----------------------------
Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.


         1.  Exercise.
             --------

         (a) Right to Exercise; Exercise Price. The Holder shall have the
             ---------------------------------
right to exercise this Warrant at any time and from time to time during the period beginning on the one-year anniversary of the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares"). The "Exercise Price" for each Warrant
                     --------------         --------------
Share purchased by the Holder upon the exercise of this Warrant shall be equal to $5.05 subject to adjustment for the events specified in Section 6 below.

         (b) Exercise Notice. In order to exercise this Warrant, the Holder
             ---------------
shall (i) send by facsimile transmission, at any time prior to 5:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the
               -------------
notice of exercise in the form attached hereto as Exhibit A (the "Exercise
                                                  ---------       --------
Notice"), (ii) deliver the original Warrant and, in the case of a Cash
------
Exercise (as defined below), the Exercise Price to the Company. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. If shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants) within two (2) Business Days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed
 -----------------
conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

         (c) Holder of Record. The Holder shall, for all purposes, be deemed
             ----------------
to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company, including, without limitation, the right to vote, the right to receive dividends or other distributions made to shareholders of the Company, and the right to exercise preemptive rights, prior to the Exercise Date.

         (d) Cancellation of Warrant. This Warrant shall be canceled upon
             -----------------------
its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be
                           --------  -------
entitled to exercise all or any portion of such new warrant at

                                     2

any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

         2.  Delivery of Warrant Shares Upon Exercise. Upon receipt of an
             ----------------------------------------
Exercise Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) the date on which the Company has received payment of the Exercise Price and the taxes specified in paragraph 1(b) above, if any, are paid in full, (B) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, and (C) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third
(3rd) Business Day following the determination made pursuant to paragraph 1(b) (each of the dates specified in (A), (B) or (C) being referred to as a "Delivery Date"), issue and deliver or cause to be delivered to the Holder
 -------------
the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast
                                                                  ---
Automated Securities Transfer program ("FAST"), crediting the account of the
                                        ----
Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

         3.  Failure to Deliver Warrant Shares.
             ---------------------------------

         (a) In the event that the Company fails for any reason (other than as a result of the Holder's failure to deliver the original Warrant to the Company or, in the case of a Cash Exercise (as defined below), to pay the aggregate Exercise Price for the Warrant Shares being purchased) to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise
                                                             --------
Default"), and such default continues for five (5) Business Days following
-------
delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments")
                                               -------------------------
in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price
                             -------------
of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of fifteen percent (15%) and the maximum rate
-------------
permitted by applicable law (the "Default Interest Rate"), where "N" equals
                                  ---------------------
the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) Business Day of each calendar month following the calendar month in which such amount has accrued.

         (b) The Holder's rights and remedies hereunder are cumulative, and no right or remedy is exclusive of any other. The Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance

                                     3

and/or injunctive relief). Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate
                                                     -----
amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise).

         4.  Exercise Limitations.
             --------------------

         (A) In no event shall the Holder be permitted to exercise this Warrant, or part thereof, if, upon such exercise, the number of shares of Common Stock beneficially owned by the Holder (other than shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this paragraph 4), would exceed 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this paragraph 4 applies, the submission of an Exercise Notice by the Holder shall be deemed to be the Holder's representation that this Warrant is exercisable pursuant to the terms hereof and the Company shall be entitled to rely on such representation without making any further inquiry as to whether this Section 4 applies. The Company shall have no liability to any person if the Holder's determination of whether this Warrant is convertible pursuant to the terms hereof is incorrect. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant, or part thereof, at such time as such exercise will not violate the provisions of this Section 4. This Section 4 may not be amended unless such amendment is agreed to in writing by the Holder and approved by the holders of a majority of the Common Stock then outstanding; provided, however, that the Holder shall have the right to
             --------  -------
waive the provisions of this Section 4 upon prior written notice to the Company following the announcement of a Major Transaction (as defined below), or otherwise upon sixty (60) days' prior written notice to the Company.

         (B) Until Shareholder Approval (as defined below) is obtained, or the Holder obtains an opinion of counsel reasonably satisfactory to the Company and its counsel that such approval is not required, the Holder shall be prohibited from exercising this Warrant if, as a result of such exercise, the aggregate number of Warrant Shares issued pursuant to all exercises of this Warrant would exceed the Cap Amount (as defined below). If, at any time, the sum of (i) the number of Warrant Shares theretofore issued under this Warrant plus (ii) the number of Warrant Shares then issuable upon exercise of this Warrant (without giving effect to any limitation on such exercise contained in this Warrant), exceeds the Cap Amount, the Company shall, upon the written request of the Holder, hold a meeting of its shareholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its shareholders for the transactions described herein and the other Transaction Documents ("Shareholder
                                                       -----------
Approval"). In the event that Shareholder Approval is not obtained at a
--------
shareholder meeting held after such request by the Holder, the Company shall continue to use its best efforts to seek Shareholder Approval as soon as practicable after such meeting but no less frequently than quarterly thereafter. For purposes

                                     4

hereof, "Cap Amount" means 19.99% of the Common Stock outstanding on the
         ----------
Issue Date (subject to adjustment upon a stock split, stock dividend or similar event). In the event that the Holder shall sell or otherwise transfer all or any portion of this Warrant, the transferee shall be deemed to have been allocated a pro rata share of the Cap Amount.

         5.  Payment of the Exercise Price; Cashless Exercise. The Holder may
             ------------------------------------------------
pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

         (a) through a cash exercise (a "Cash Exercise") by delivering
                                         -------------
immediately available funds, or

         (b) if, following the one-year anniversary of the Issue Date, an effective Registration Statement is not available for the resale of all of the Warrant Shares issuable hereunder at the time an Exercise Notice is delivered to the Company, through a cashless exercise (a "Cashless
                                                          --------
Exercise"). The Holder may effect a Cashless Exercise by surrendering this
--------
Warrant to the Company and noting on the Exercise Notice that the Holder wishes to effect a Cashless Exercise, upon which the Company shall issue to the Holder a number of Warrant Shares determined as follows:

                   X = Y x (A-B)/A

where:             X = the number of Warrant Shares to be issued to the Holder;

                   Y = the number of Warrant Shares with respect to which this Warrant is being exercised;

                   A = the Market Price as of the Exercise Date; and

                   B = the Exercise Price.

         It is intended and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares required by Rule 144 shall be deemed to have been commenced, on the Issue Date. For purposes hereof, (A) "Market Price" means, as of a particular date, the average of
             ------------
the Closing Prices for the Common Stock occurring during the ten (10) Trading Day period ending on (and including) the Trading Day immediately preceding such date, and (B) "Closing Price" means, with respect to the
                              -------------
Common Stock as of any Trading Day, the closing price on such date for the Common Stock on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or if the Principal Market begins to operate on an
          ---------
extended hours basis, and does not designate the closing price, then the last price at 4:00 p.m. (eastern time), as reported by Bloomberg, or if the foregoing do not apply, the last closing price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the prices of any market makers for such

                                     5

security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation, and shall cause such investment banking firm to perform such determination and notify the Company and each Investor of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. Such investment banking firm's determination shall be deemed conclusive absent manifest error. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

         6.  Anti-Dilution Adjustments; Distributions; Other Events. The
             ------------------------------------------------------
Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6.

         (a) Subdivision or Combination of Common Stock. If the Company, at
             ------------------------------------------
any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the Issue Date, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased.

         (b) Distributions. If the Company shall declare or make any
             -------------
distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including without limitation any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written
                           ------------
notice of such Distribution (a "Distribution Notice") to the Holder at least
                                -------------------
ten (10) Business Days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record
                                                                 ------
Date") and (ii) the date on which such Distribution is made (the
----
"Distribution Date"). The Holder shall be entitled, at its option (to be
 -----------------
exercised by written notice delivered to the Company on or before the tenth
(10th) Business Day following the date on which a Distribution Notice is delivered to the Holder), either (A) upon any exercise of this Warrant on or after the Record Date, to be entitled to receive on the Distribution Date (for any exercise effected on or prior to the Distribution Date) or the applicable Delivery Date (for any exercise effected after the Distribution
Date), the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such exercise (without giving effect to any limitations on such exercise contained in this Warrant) had the Holder been the holder of such shares of Common Stock on the Record Date or (B) upon any exercise of this Warrant on or after the Record Date, to reduce the Exercise Price applicable to such exercise by reducing the Exercise Price in effect on the Business Day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the number of shares of Common Stock as
                         ----------
to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the independent members of the Board of Directors of

                                     6

the Company.

         (c) Dilutive Issuances.
             ------------------

             (i)   Adjustment Upon Dilutive Issuance. If, at any time
                   ---------------------------------
after the Issue Date, the Company issues or sells, either directly or upon the exercise of Convertible Securities or Purchase Rights, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (a "Dilutive
                                                            --------
Issuance"), then the Exercise Price shall be adjusted as follows:
--------

                   (A) If such Dilutive Issuance occurs prior to the Effective Date (as defined in the Registration Rights Agreement), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal the consideration received or receivable by the Company (on a per share basis) for the additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below).

                   (B) If such Dilutive Issuance occurs on or after the Effective Date, then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                   N(inferior)0 + N(inferior)1
                   -          -----          -

                   N(inferior)0 + N(inferior)2
                   -          -

         where:

                   N(inferior)0 = the number of shares of Common Stock
                                  outstanding immediately prior to the
                                  issuance, sale or deemed issuance or
                                  sale of such additional shares of Common
                                  Stock in such Dilutive Issuance (without
                                  taking into account any shares of Common
                                  Stock issuable upon conversion, exchange
                                  or exercise of any securities or other
                                  instruments which are convertible into
                                  or exercisable or exchangeable for
                                  Common Stock ("Convertible Securities")
                                                 ----------------------
                                  or options, warrants or other rights to
                                  purchase or subscribe for Common Stock
                                  or Convertible Securities ("Purchase
                                                              --------
                                  Rights"), including the Warrants);
                                  ------

                   N(inferior)1 = the number of shares of Common Stock
                                  which the aggregate consideration, if
                                  any, received or receivable by the
                                  Company for the total number of such
                                  additional shares of Common Stock so
                                  issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (iii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                                     7

                   N(inferior)2 = the number of such additional shares
                                  of Common Stock so issued, sold or
                                  deemed issued or sold in such Dilutive
                                  Issuance.

                   Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

             (ii)  Adjustment Upon Below Market Issuance. If, at any time
                   -------------------------------------
after the Issue Date, the Company issues or sells, or in accordance with subparagraph (iii) of this paragraph (c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price on the date of such issuance or sale (or deemed issuance or sale) (a "Below Market Issuance"), then the Exercise
                             ---------------------
Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                   N(inferior)0 + N(inferior)1
                   -          -----          -

                   N(inferior)0 + N(inferior)2

         where:

                   N(inferior)0 = the number of shares of Common Stock
                                  outstanding immediately prior to the
                                  issuance, sale or deemed issuance or
                                  sale of such additional shares of Common
                                  Stock in such Below Market Issuance
                                  (without taking into account any shares
                                  of Common Stock issuable upon
                                  conversion, exchange or exercise of any
                                  Convertible Securities or Purchase
                                  Rights, including the Warrants);

                   N(inferior)1 = the number of shares of Common Stock
                                  which the aggregate consideration, if
                                  any, received or receivable by the
                                  Company for the total number of such
                                  additional shares of Common Stock so
                                  issued, sold or deemed issued or sold in such Below Market Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (iii) below) would purchase at the Market Price in effect on the date of such Below Market Issuance; and

                   N(inferior)2 = the number of such additional shares
                                  of Common Stock so issued, sold or
                                  deemed issued or sold in such Below
                                  Market Issuance.

                   Notwithstanding the foregoing, no adjustment shall be made pursuant to this paragraph (c)(ii) if such adjustment would result in an increase in the Exercise Price or if such adjustment would lead to a higher exercise price than an adjustment pursuant to paragraph c(i), in which case the provisions of paragraph (c)(i) shall apply.

             (iii) Effect On Exercise Price Of Certain Events. For
                   ------------------------------------------
purposes of determining the adjusted Exercise Price under subparagraph (i) or (ii) of this paragraph (c), the following will be applicable:

                   (A) Issuance Of Purchase Rights. If the Company
                       ---------------------------
         issues or sells any

                                     8

         Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Market Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in
                                                                    ----
         the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in subparagraph (iii)(B) below) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights. To the extent that shares of Common Stock or Convertible Securities are not delivered pursuant to such Purchase Rights, upon the expiration or termination of such Purchase Rights, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such Purchase Rights been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

                   (B) Issuance Of Convertible Securities. If the
                       ----------------------------------
         Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Market Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this subparagraph (iii)(B)) at the time such Convertible Securities first become

                                     9

         convertible, exercisable or exchangeable, by (y) the maximum total number of shares of Common Stock issuable upon the
         exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security") (provided, however, that if
          ----------------------------------
         the conversion or exercise price or exchange ratio of a Convertible Security may fluctuate solely as a result of provisions designed to protect against dilution, such Convertible Security shall not be deemed to be a Variable Rate Convertible Security), then for purposes of the first sentence of this subparagraph (B), the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof were seventy-five percent (75%) of the actual conversion price on such date (the "Assumed Variable Market
                                             -----------------------
         Price"), and, further, if the conversion price of such Variable
         -----
         Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this paragraph (c) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities. To the extent that shares of Common Stock are not delivered pursuant to conversion of such Convertible Securities, upon the expiration or termination of the right to convert such Convertible Securities into Common Stock, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such Convertible Securities been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

                   (C) Change In Option Price Or Conversion Rate.
                       -----------------------------------------
         If, following an adjustment to the Exercise Price upon the issuance of Purchase Rights or Convertible Securities pursuant to a Below Market Issuance, there is a change at any time in (x) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                   (D) Calculation Of Consideration Received. If any
                       -------------------------------------
         Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration

                                     10

         received therefor will be the amount received by the Company therefor. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock, Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the Holder may elect to determine the amount of consideration deemed to be received by the Company therefor by deducting the fair value of any type of securities (the "Disregarded Securities") issued or sold in such transaction or
          ----------------------
         series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Exercise Price shall be made pursuant to this paragraph (c) for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities.

                   (E) Issuances Pursuant To Existing Securities. If
                       -----------------------------------------
         the Company issues (or becomes obligated to issue) shares of Common
         Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof but not included in the Disclosure Schedule to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Purchase Rights disclosed in a schedule to the Securities Purchase Agreement as a result of the issuance of the Warrants and the number of shares that the Company issues (or is obligated to issue) as a result of such initial issuance exceeds the amount specified in such schedule, such excess shares shall be deemed to have been issued for no consideration.

             (iv)  Exceptions To Adjustment Of Exercise Price.
                   ------------------------------------------
Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this paragraph (c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (I)
                                  -------------------

                                     11

securities purchased under the Securities Purchase Agreement; (II) securities issued upon exercise of the Warrants; (III) shares of Common Stock issuable or issued to (x) employees or directors from time to time either directly or upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors (or a duly authorized committee thereof) pursuant to one or more stock option plans or restricted stock plans or stock purchase plans in effect as of the Issue Date or adopted after the Issue Date by the Board of Directors (or a duly authorized committee thereof) or by the Company's shareholders, or (y) vendors, either directly or pursuant to warrants to purchase Common Stock that are outstanding on the date hereof or issued hereafter, provided such issuances are approved by the Board of Directors (or a duly authorized committee thereof) or by the Company's shareholders; (IV) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (V) shares of Common Stock issued in connection with the acquisition by the Company or a Subsidiary of any Person or business not for the purpose or with the effect of raising equity capital; (VI) shares of Common Stock issued in connection with any Convertible Securities or Purchase Rights outstanding on the date hereof;
(VII) shares issued to Persons with whom the Company or a Subsidiary is entering into a joint venture, strategic alliance or other commercial relationship in connection with the operation of the Company's business and not in connection with a transaction the primary purpose of which is to raise equity capital; (VIII) shares of Common Stock, Convertible Securities or Purchase Rights issued in connection with the settlement of a bona fide litigation approved by the Board of Directors; and (IX) shares of Common Stock issued to a Subsidiary under a share exchange agreement.

             (v)   Notice Of Adjustments. Upon the occurrence of one or
                   ---------------------
more adjustments or readjustments of the Exercise Price pursuant to this paragraph (c) resulting in a change in the Exercise Price by more than one percent (1%) in the aggregate, or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

         (d) Major Transactions. In the event of a merger, consolidation,
             ------------------
business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at
                   -----------------
least ten (10) Business Days written notice prior to the closing of such Major Transaction; provided, however, that the Company shall publicly
                   --------  -------
disclose the terms of any such Major Transaction on or before the date on which it delivers notice of a Major Transaction to the Holder. Upon the occurrence of a Major Transaction, (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock

                                     12

issued to Holder for such exercise, the same per share consideration paid to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as are deemed appropriate by the Company's Board of Directors in order to preserve the economic benefits of this Warrant to the Holder.

         (e) Adjustments; Additional Shares, Securities or Assets. In the
             ----------------------------------------------------
event that at any time, as a result of an adjustment made pursuant to this paragraph 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this paragraph 6. Any adjustment made herein other than pursuant to
Section 6(c) hereof that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of shares of Common Stock into which this Warrant is exercisable.

         7.  Fractional Interests.
             --------------------

             No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the Market Price as of the Exercise Date.

         8.  Transfer of this Warrant.
             ------------------------

             The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act, and applicable state securities laws, and is otherwise made in accordance with the applicable provisions of the Securities Purchase Agreement. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer
                                               ---------       --------
Notice"), indicating the person or persons to whom this Warrant shall be
------
transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within ten (10) Business Days of receiving a Transfer Notice, an executed Investment Certificate and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

                                     13

         9.  Benefits of this Warrant.
             ------------------------

             This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

         10. Loss, theft, destruction or mutilation of Warrant.
             -------------------------------------------------

             Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date in replacement for the lost, stolen, destroyed or mutilated Warrant.

         11. Notice or Demands.
             -----------------

             Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

             If to the Company:

             Applied Digital Solutions, Inc.
             1690 South Congress Avenue
             Suite 200
             Delray Beach, Florida 33445
             Attn: Scott R. Silverman
             Tel:  561-805-8000
             Fax:  561-805-0002

             with a copy to:

             Holland & Knight LLP
             701 Brickell Avenue, Suite 3000
             Miami, Florida 33131
             Mailing Address: P.O. Box 015441, Florida, 33101
             Attn: Harvey A. Goldman, Esq.
             Tel:  305-374-8500
             Fax:  305-789-7799

                                     14

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

         12. Taxes.
             -----

         (a) The issue of stock certificates on exercises of this Warrant shall be made without charge to the exercising Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Warrant exercised, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

         (b) Notwithstanding any other provision of this Warrant or any other Transaction Document, for income tax purposes, any assignee or transferee shall agree that the Company and the Transfer Agent shall be permitted to withhold from any amounts payable to such assignee or transferee any taxes required by law to be withheld from such amounts. Unless exempt from the obligation to do so, each assignee or transferee shall, upon request, execute and deliver to the Company or the Transfer Agent, as applicable, a properly completed Form W-8 or W-9, indicating that such assignee or transferee is not subject to back-up withholding for United States Federal income tax purposes.

         13. Applicable Law.
             --------------

             This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

         14. Amendments.
             ----------

             No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is (A) set forth in writing and is signed by the Company and the Holder and (B) agreed to in writing by the holders of at least sixty-six percent (66%) of the number of shares into which the Warrants are exercisable (without regard to any limitation contained therein on such exercise), it being understood that upon the satisfaction of the conditions described in (A) and (B) above, each Warrant (including any Warrant held by the Holder who did not execute the agreement specified in
(B) above) shall be deemed to incorporate any amendment, modification, change or waiver effected thereby as of the effective date thereof.

                         [Signature Page to Follow]

                                     15


         IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                            APPLIED DIGITAL SOLUTIONS, INC.


                                            By: /s/ Scott Silverman
                                               ----------------------------
                                               Name:  Scott Silverman
                                               Title: CEO


                                     16

                                                         EXHIBIT A to WARRANT
                                                         --------------------

                               EXERCISE NOTICE
                               ---------------

         The undersigned Holder hereby irrevocably exercises the right to purchase _______ of the shares of Common Stock ("Warrant Shares") of APPLIED
                                                 --------------
DIGITAL SOLUTIONS, INC. evidenced by the attached Warrant (the "Warrant").
                                                                -------
Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

         1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

             _____ a Cash Exercise with respect to _____ Warrant Shares; and/or
                     -------------

             _____ a Cashless Exercise with respect to __________ Warrant
                     -----------------
Shares, as permitted by Section 5(b) of the attached Warrant.

         2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

Date:
     ---------------------


--------------------------------------
      Name of Registered Holder

By:
   -----------------------------------
   Name:
   Title:

         By tendering this Exercise Notice, the Holder represents to the Company that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D, and that it is acquiring the Warrants Shares solely for its own account, and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under the Securities Act or are exempt from the registration requirements of the Securities Act; provided, however, that, in making such
                                    --------  -------
representation, the Holder does not agree to hold the Warrants Shares for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Warrants Shares at any time in accordance with the provisions of the Warrant and with Federal and state securities laws applicable to such sale, transfer or disposition.

                                     17

                                                          EXHIBIT B to WARRANT
                                                          --------------------

                               TRANSFER NOTICE
                               ---------------

FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ______ shares of the Common Stock of APPLIED DIGITAL SOLUTIONS, INC. evidenced by the attached Warrant. By signing this Transfer Notice, the transferee agrees to be legally bound by the terms of the attached Warrant and of the related Securities Purchase Agreement and Registration Rights Agreement applicable to an Investor.

Date:
     ------------------------


-----------------------------------
     Name of Registered Holder

By:
   --------------------------------
   Name:
   Title:

Accepted and Agreed:


-----------------------------------
         Transferee Name


By:
   --------------------------------
   Name:
   Title:

Address:

-----------------------------------

-----------------------------------

-----------------------------------

                                     18